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                                                                  Exhibit 10(ii)
                                                                  --------------

                               AGENCY AGREEMENT
                               ----------------

     This AGENCY AGREEMENT (this "Agreement"), dated as of October 31, 2001, is by and between the Principals (as defined below), and Randall K. Davis, an individual, as their Agent and Attorney-in-Fact ("Agent"), and Enviro-Clean of America, Inc., a Nevada corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, the Principals and Agent wish to enter into an agreement with respect to the subject matter hereof;

     NOW, THEREFORE, in consideration of the above and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Principals and Agent hereby agree as follows:



                               A G R E E M E N T
                               - - - - - - - - -

     1.  Certain Acknowledgements and Understandings.  The parties hereto
         -------------------------------------------
acknowledge and agree as follows:

     (a) The Principals hereunder ("Principals") are the holders of certain promissory notes ("Investor Notes") issued to them from time to time by the Company. To secure the payment of the Investor Notes, the Company has agreed to grant a security interest in certain shares of common stock, par value $0.01, of IVAX Diagnostics, Inc., a Delaware Corporation, under a pledge and security agreement ("Security Agreement") for the benefit of the Principals as holders of the Investor Notes, with Agent to act as the representative of the Principals under such Security Agreement.

     (b) The Principals desire and agree that the Agent act as the Principals' Agent and Attorney-in-Fact for purposes of exercising their rights and remedies under the Security Agreement as provided in this Agency Agreement.

     (c) Agent understands the purpose of such appointment and accepts the appointment as the Principals' Agent and Attorney-in-Fact on the terms and conditions of this Agency Agreement.

     2.  Agency.
         ------

     (a) Subject to the terms hereof, Agent is hereby authorized to exercise the rights of the "Secured Party" under the Security Agreement as the representative of and on behalf of the Principals as holders of the Investor Notes, including renewals of such notes, and to act in a reasonable and prudent manner and to take such steps as are reasonable and appropriate in connection therewith using the same degree of care and skill that Agent would use in the conduct of his own affairs under the same or similar circumstances.

     (b) If an event of default occurs under the Investor Notes ("Default") and is continuing, the Agent may declare the principal and interest of the Investor Notes to be due and payable immediately by written notice to the Company. In such cases, the Agent shall have the right to pursue foreclosure on the property securing repayment of the Investor Notes and exercise any other available remedies. Upon foreclosure on the property securing repayment of the Investor Notes, proceeds realized by the Agent remaining after payment and reimbursement of the expenses of foreclosure shall be paid to the Principals in the proportion that the principal amount of Investor Notes held by each Principal bears to all the outstanding Investor Notes and without preference or priority.

     (c) Prior to a Default, and after the curing or waiving of a Default which may have occurred, the Agent shall perform such duties and only such duties as are set forth in this Agency Agreement and the Security Agreement, and no implied covenants or obligations shall be read into this Agency Agreement against the Agent. If any Default has occurred and is continuing, the Agent shall exercise such rights and powers vested in it by this Agency Agreement and use the same degree of care and skill in their exercise as it would exercise or use in the conduct of its own affairs. Notwithstanding any provision in this Agency Agreement to the contrary, the Agent shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the direction of the Investor Note holders as herein provided or for exercising any power conferred upon the Agent under this Agency Agreement.

     (d) No provision of this Agreement shall be applied to require the Agent to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have grounds for believing that repayment of such funds or adequate indemnity against such advance, expenditure, risk or liability is not reasonably assured to it by either the Company or the Principals.

     (e) The Agent may consult with legal counsel concerning its duties under this Agreement and the written advice of such counsel shall be full and complete authorization and protection for any action taken, suffered or omitted by the Agent in good faith and in reliance upon such advice. The Agent may execute any of its powers or perform any of its duties hereunder either directly or by or through agents or attorneys of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care.

     (f) Although Agent is serving hereunder for no personal compensation, the Company agrees to reimburse the Agent upon request for all reasonable expenses and disbursements incurred or made in properly performing under this Agency Agreement the Company also agrees to indemnify the Agent for, and to hold it harmless against, any loss, liability, claim or expense incurred without fraud, gross negligence or willful misconduct by the Agent, arising out of or in connection with the acceptance or administration of this agency, including without limitation, the costs and expenses of defending against any such loss, liability, claim or expense. The liability of the Company concerning the foregoing provision will survive the satisfaction and discharge of this Agreement. If the Company shall fail to make any payment required by this paragraph, the Agent shall have a lien therefor secondary to that of the Investor Notes on all property or funds held or collected by the Company except funds held in trust for the benefit of the Principals.

     (g) Prior to a Default and after the curing or waiving of all Defaults which may have occurred, and in the absence of fraud, gross negligence or willful misconduct on the part of the Agent, the Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement; provided, however, that in the case of certificates or opinions required by this Agreement to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

     (h) Whenever it is required that the Agent shall take any action upon the happening of a specified event or upon the fulfillment of any condition or upon the request of the Company or of the Principals, the Agent shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

     (i) The Agent may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. Although the Agent shall not be bound to make any investigation into facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, the Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

     (j) Subject to other provisions of this Agreement, all monies received by the Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were paid, but need not be segregated from other funds except to the extent required by law.

     (k) In the event any question or dispute arises with respect to the proper interpretation of this Agreement or the duties of the Agent hereunder or the rights of the Principals or the Company, the Agent shall not be required to act and shall not be held liable for refusal to act until the interpleader for such purpose by final judgment rendered by a court of competent jurisdiction, binding on all parties interested in the matter, or settled by a written document in form and substance satisfactory to the Agent and executed by the Principals and the Company. At the option of the Agent, it may additionally require for such purpose, but shall not be obligated to require, an executed copy of such written settlement by all other parties that may have an interest in the settlement.

     3.  Agent as Attorney-in-Fact.  In connection with the agreement of the
         -------------------------
Principals to appoint the Agent to act in the name place and stead of the Principals as provided above, the Principals hereby irrevocably designate and appoint Agent to act on behalf of the Principals as their attorney-in-fact in exercising its authority under this Agreement and in exercising rights and remedies of Secured Party under the Security Agreement. Agent is hereby irrevocably constituted and appointed as the true and lawful attorney-in-fact with full power of attorney and authority in the name, place and stead of the Principals to take action and to execute, acknowledge, deliver, file and record all such documents in exercising Agent's authority as aforesaid. The appointment of Agent as attorney-in-fact shall be deemed to be a power coupled with an interest and shall survive the bankruptcy, death or incompetency of any one or more of the Principals, hereby giving such power for the transfer or assignment of any of their interests covered hereby.

     4.  Certain Limitations on Principals.  No Principal shall have any right
         ---------------------------------
to institute any suit, action or proceeding in equity or at law with respect to the Investor Notes or the property securing repayment of the Investor Notes, unless (i) such Principal shall have previously given to the Agent written notice; (ii) Principals holding more than 50% in aggregate principal amount of Investor Notes then outstanding shall have made written request to the Agent to institute such action, suit or proceeding in its own name as Agent, and the Agent shall have declined to take such action or shall have failed to do so within 30 days thereafter and no direction inconsistent with such request shall have been given to the Agent during such 30-day period by Principals holding more than 50% in aggregate principal amount of the outstanding Investor Notes; and (iii) in the event that the Agent is entitled under the provisions of this Agreement to security and indemnity against the costs, expenses and liabilities to be incurred, such security and indemnity shall have been granted to the Agent. The parties to this Agreement understand and intend that no one or more of the Principals shall have any right in any manner whatsoever by his or their action to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the ratable and equal benefit of all holders of outstanding Investor Notes. Notwithstanding any other provision of this Agreement, the right of any Principal to receive payment as provided by the Investor Notes shall not be impaired or affected without the consent of such Principal.

     5.  Replacement of the Agent.
         ------------------------

     (a) The Agent may at any time resign and be discharged of the agency hereby created by giving sixty (60) days prior written notice of such resignation by mailing notice thereof to the Company and to all Principals as the names and addresses of such Principals appear upon the registry books of the Company, and such resignation shall take effect upon the appointment of, and acceptance of such appointment by, a successor agent, such successor agent to be appointed by the Principals in the manner hereinafter provided.

     (b) The Agent may be removed after thirty (30) days' written notice by Principals holding more than 50% of the aggregate principal amount of Investor Notes then outstanding by filing with the Agent and with the Company evidence of the action in that regard taken by the Principals.

     (c) If at any time the Agent (i) shall resign or shall be removed or (ii) shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Agent or of its property shall be appointed, or any public officer shall take charge or control of the Agent or of this property or affairs for the purpose or rehabilitation, conservation or liquidation, then a vacancy shall be deemed to exist in the office of the Agent, and a successor Agent may be appointed by Principals holding a majority in aggregate principal amount of Investor Notes then outstanding by filing with the successor agent, the Company and the retiring agent evidence of the action.

     (d) If no successor agent shall have been appointed pursuant to the foregoing provisions of this paragraph, and accepted appointment in accordance with this Agreement, Principals holding more than 50% of the aggregate principal amount of Investor Notes then outstanding or the retiring agent may apply to any court of competent jurisdiction to appoint a successor agent. Said court may thereupon after such notice, if any, as the court may deem proper and prescribe, appoint a successor agent.

     (e) Any resignation or removal of the Agent under this Agreement and any appointment of a successor agent pursuant to this Agreement shall become effective upon acceptance of appointment by the successor agent. Any successor agent appointed hereunder shall execute, acknowledge and deliver to its predecessor agent, and also to the Principals and the Company an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor agent shall become effective and such successor agent, without any further act, deed or conveyance, shall become fully vested with all the properties, rights, powers, trusts, duties and obligations of its predecessor in agency hereunder, with like effect as if originally named as agent herein; but the agent ceasing to act shall nevertheless, on the written request of the Company or of the successor agent, or of Principals holding more than 50% in aggregate principal amount of Investor Notes then outstanding, execute, acknowledge and deliver such instruments and do such other things as may be reasonably be required for more fully and certainly vesting and confirming in such successor agent all such rights, powers, trusts, duties and obligations of the predecessor agent and the agent ceasing to act shall also, upon request pay over, assign and deliver to the successor agent any money or other property which may then be in its possession as such agent may request. Should any instrument from the Company be required by the new agent for more fully and certainly vesting in and confirming to such new agent such properties, rights, powers, trust, duties and obligations, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

     6.  Actions by the Principals.
         -------------------------

     (a) Whenever this Agreement provides that Principals holding a specified percentage in aggregate principal amount of the Investor Notes may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the fact that the holders of such specified percentage have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by holders of the Investor Notes in person or by agent or proxy appointed in writing; (ii) by the record of the holders of Investor Notes voting in favor thereof at any meeting of holders of the Investor Notes duly called and held; or (iii) by a combination of such instruments and any such record of such a meeting of holders of the Investor Notes.

     (b) At any time prior to (but not after) the evidencing to the Agent of the taking of any action by the holders of the percentage in aggregate principal amount of the Investor Notes specified in this Agreement in connection with such action, any holder of an Investor Note which is shown by the evidence to be included among the Investor Notes the holders of which have consented to such action may, by filing written notice with the Agent at its principal office and upon proof of his status as a holder, revoke such action so far as concerns such Investor Note. Except as aforesaid, any such action taken by the holder of any Investor Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Investor Note and of any Investor Note issued in exchange therefor or in substitution thereof, irrespective of whether or not any notation in regard thereto is made upon such Investor Note or such other Investor Notes. Any action taken by the holders of the percentage in aggregate principal amount of the Investor Notes specified in this Agreement in connection with such action, shall be conclusively binding upon the Company, the Agent and all holders of the Investor Notes.

     (c) Prior to due presentment for registration of transfer of any Investor Note, the Company and the Agent may treat the person in whose name any Investor
Note is registered on the books of the Company as the owner of such Investor Note for all purposes, and neither the Company nor the Agent shall be affected by any notice to the contrary.

     7.  Term.  This Agreement shall continue in full force and effect for the
         ----
terms of the Investor Notes and shall be terminated upon the final payment of all principal and interest due upon the all Investor Notes and full release of the security for the Investor Notes or upon thirty (30) days' notice by the Principals to Agent after a vote and concurrence or written consent by the holders of a majority of the aggregate principal amount of the Investor Notes then outstanding. However, the Agent shall have the right to terminate this Agreement for any reason by giving sixty (60) days' notice to the Company and to the Principals. As between the Principals, this Agreement shall be deemed coupled with an interest and may not be terminated except as expressly provided herein. If Agent is unable to distribute all funds it receives from the Company to the Principals after reasonable attempts to do so for a period of one hundred fifty (50) days, Agent shall return such undistributed funds to the Company.

     8.  Amendments.  This Agreement may be amended without the consent of the
         ----------
Principals to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Principals. All other amendments to this Agreement shall not be made without the prior consent of Principals holding more than 65% of the aggregate principal amount of the Investor Notes then outstanding. In no event, however, may amendments that change the amount, time or form of payment called for by the Investor Notes or make any other change that adversely affects the rights of any Principal be made without the prior written consent of each Principal affected.

     9.  Governing Law.  This Agreement shall be construed and enforced in
         -------------
accordance with the laws of the State of Texas.

     10.  Notices.  All notices shall be in writing and shall be personally
          -------
delivered or mailed, postage prepaid, addressed as follows:

          If to the Principals:    At the address stated by the Principal in the
                                   Subscription Agreement to which this
                                   Agreement is attached.

          If to the Company:       1023 Morales Street
                                   San Antonio, Texas  78207

          If to the Agent:         Randall K. Davis
                                   1023 Morales Street
                                   San Antonio, Texas  78207

Notices shall be deemed given on the third day after the post-mark date of mailing the notice.

          11.  Third-Party Beneficiary.  This Agreement is expressly for the
               -----------------------
benefit of the Principals and of all other beneficiaries under the Security Agreement or other instruments securing repayment of the Investor Notes.

          12.  Binding Upon the Company.  By executing this Agreement, the
               ------------------------
Company agrees that the terms and conditions hereof shall be binding upon the Company.


                          [Signature Page to Follow]

                   [Signature Page to the Agency Agreement]

     EXECUTED effective the date set forth above.

     PRINCIPAL:                         AGENT:



     ---------------------------        -----------------------------
     (Print Name)                       Randall K. Davis

     (Executed by Principal by signing
     of combined Signature Page under
     Subscription Agreement)


                                        ENVIRO-CLEAN OF AMERICA, INC.



                                    By:
                                        -----------------------------
                                        Randall K. Davis, President